Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Insys Therapeutics, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Michael L. Babich, President and Chief Executive Officer of the Company, certify, to my knowledge that:

(1) The Periodic Report, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Michael L. Babich
Name: Michael L. Babich
Title: President and Chief Executive Officer

Date: August 13, 2013